NAREIT 2007 REITWEEK
June 5-7, 2007

REALTY GROUP

KRG NYSE
2007 NAREIT Investor Forum June 5-7, 2007

DISCLAIMER

      This presentation may include certain “forward-looking statements” within the meaning of the Private
Securities Litigation Reform Act of 1995.  These forward-looking statements include, but are not limited to, our plans, objectives, expectations and intentions and other statements contained in this document that are not historical facts and statements identified by words such as “expects”,
“anticipates”, intends”, “plans”, “believes”, “seeks”, “estimates” or words of similar meaning. These statements are based on our current beliefs or expectations and are inherently subject to significant uncertainties and changes in circumstances, many of which are beyond our control.  Actual results may differ materially from these expectations due to changes in global political, economic, business, competitive, market and regulatory risk factors.  Information concerning risk factors that could affect
Kite Realty Group Trust’s actual results is contained in the Company’s reports filed from time to time with the Securities and Exchange Commission, including its 2006 Annual Report on Form 10-K and its quarterly reports on Form 10-Q. Kite Realty Group Trust does not undertake any obligation to update any forward-looking statements contained in this document, as a result of new information, future events or otherwise.

KITE REALTY GROUP

$21.00
$20.00
$19.00
$18.00
$17.00
$16.00
$15.00
$14.00
$13.00
$12.00
8/1/04
10/1/04
12/1/04
2/1/05
4/1/05
6/1/05
8/1/05
10/1/05
12/1/05
2/1/06
4/1/06
6/1/06
8/1/06
10/1/06
12/1/06
2/1/07
4/1/07
6/1/07

KRG NYSE

2007 NAREIT Investor Forum June 5-7, 2007

GROWTH METRICS

$1,414M

  $21.26

As of 5/31/07

      85% 1

Total Return Since IPO

  156%

$552M

Enterprise Value

    64%

$13.00

Share Price

% Growth

At IPO (8/11/04)

(1)  Assuming reinvestment of cash dividends.

KITE REALTY GROUP

35%
30%
25%
20%
15%
10%
5%
0%
31.0%
28.7%
24.8%
24.1%
24.0%
21.9%
19.8%
19.0%
18.7%
14.2%
8.3%
KRG
REG
RPT
FRT
KIM
WRI
DDR
IRC
EQY
AKR
CDR

KRG NYSE

2007 NAREIT Investor Forum June 5-7, 2007

GROWTH METRICS

Source:  National Association of Real Estate Investment Trusts, Inc.

Peer Group One Year Total Return Summary

(April 1, 2006 – March 31, 2007)

GROWTH METRICS

n/a

$270M

n/a

Visible Shadow Pipeline

6.3M

9.8M

65

$201M

As of 3/31/07

51%

43

Total Number of Properties

55%

$130M

Current Development
Pipeline

At IPO (8/11/04)

% Growth

Total GLA1

6.1M

61%

Owned GLA1

4.2M

50%

Maintained focus on growing development pipeline to complement development deliveries

Aggressive, controlled portfolio growth yields leasing, operating and management efficiencies

Combined development and redevelopment pipeline is approaching $500 million

(1)   Includes development and operating properties.

KITE REALTY GROUP

KRG NYSE

2007 NAREIT Investor Forum June 5-7, 2007

SOUTHEAST STRATEGY - FLORIDA

First Florida development was over 10 years ago

Current portfolio includes 12 operating properties and 5 development projects in 9 Florida markets

Florida comprises 22% of the operating portfolio annualized base rent and
32% of the operating portfolio total GLA

Four Florida projects comprise 60% of the current development pipeline’s total estimated cost

Upon completion of the current development properties, KRG will control 8 properties totaling approximately 1.3 million square feet in the Naples area

Positive effects of baby boomer migration

Continued net migration of 1,000 people per day into Florida

Naples is the 7th fastest growing metro area in the US

Naples is 6th on Inc. Magazine’s list of best US cities for doing business

Information as of March 31, 2007

SOUTHEAST STRATEGY – NORTH CAROLINA

Information as of March 31, 2007

Acquired 100 acres in Cary, North Carolina for 750,000 square foot mixed-
use development

Acquired 105 acres in Apex, North Carolina for 345,000 square foot mixed-
use development

Together, these projects comprise 53% of the $270 million Visible Shadow
Pipeline

The Raleigh-Cary area was recently named by Forbes magazine as the best metro area for jobs due to income growth, low unemployment, and low cost of living

Raleigh-Cary is home to the second most educated workforce in the US

Research Triangle Park

40,000 workers

Educational institutions: Duke, NC State, UNC

Fidelity is projected to bring 5,000 white collar jobs over the next 5 years

KITE REALTY GROUP

KRG NYSE

2007 NAREIT Investor Forum June 5-7, 2007

EXPERIENCED MANAGEMENT

Proven Track Record:  Timely resolution of issues with Ultimate Electronics,
Winn-Dixie, and Marsh Supermarkets

Dominick’s:  Pursued early lease termination agreement followed by new lease execution with Caputo’s at Silver Glen Crossing

Eli Lilly Early Lease Termination:  Overcame 17% downtown Indianapolis market vacancy to execute letter of intent with Indiana State Supreme Court for 71,000 square feet

Glendale Town Center:  Attracted Target as new anchor tenant and secured city incentives

KITE REALTY GROUP

KRG NYSE

2007 NAREIT Investor Forum June 5-7, 2007

GLENDALE TOWN CENTER

Demolition of the enclosed mall area has commenced

Target Corporation purchased 10.5 acres in April and will anchor the redevelopment with a projected store opening in summer 2008

Lowe’s Home Improvement, Macy’s, Kerasotes Theaters, Staples, and
Indianapolis-Marion County Public Library will remain open

Additional b-shops and professional office space will be constructed

Two new outlots will also be developed

The property will consist of 685,000 square feet of total GLA and
405,000 square feet of owned GLA upon completion

THESE SHOPS
STILL OPEN
AT GLENDALE
macy's
LOWE'S
STAPLES
KITE

KRG NYSE
2007 NAREIT Investor Forum June 5-7, 2007

GLENDALE TOWN CENTER

KITE REALTY GROUP

L.S. AYRES

KRG NYSE

2007 NAREIT Investor Forum June 5-7, 2007

GLENDALE TOWN CENTER

WEST ELEVATION

NORTH ELEVATION

DEVELOPMENT PROCESS

Doug
Pedersen

Pre-
Development

John

Fox

Market
Research

George
McMannis

Dan

Meador

Todd Oswald
& Jeff
Schroeder

Gregg

Poetz

Mark

Jenkins

JV
Structures

& Financing

Asset
Management

Construction

Leasing

Land
Procurement

&
Development

FULLY INTEGRATED TEAM

FULLY INTEGRATED DEVELOPMENT
PROCESS

DEVELOPMENT PIPELINE

VALUE CREATION EMBEDDED IN CURRENT DEVELOPMENT
PIPELINE

(1)    Adjusted to account for the Company’s share of projects held in joint ventures.

(2)   Reflects Parkside Town Commons being developed within the Prudential joint venture with the Company owning 20 percent upon commencement of construction.

(3)   Based on 37,281,938 common shares and units outstanding as of March 31, 2007.

$3.14

Per Outstanding Shares/Units 3

$117M

Estimated Value Creation

(265M)

Less Cost

$382M

Value at 6.25% Cap Rate

$23.9M

Projected NOI

9.0%

Projected Yield

$265M

Total Pipeline Cost – KRG Share

$131M

Visible Shadow Pipeline 1,2

$134M

Current Development Pipeline 1

KRG
NYSE
2007 NAREIT Investor Forum June 5-7, 2007

DEVELOPMENT PIPELINE

Information as of March 31, 2007

Whole Foods, Staples

$45,000

157,800

Ft. Lauderdale, FL

50%

Cobblestone Plaza 2

50%

95%

80%

100%

100%

100%

50%

60%

40%

100%

KRG

% Owned

Seattle, WA

Tri-Cities, WA

Portland, OR

Chicago, IL

Indianapolis, IN

Indianapolis, IN

Crown Point, IN

Tampa, FL

Naples, FL

Naples, FL

MSA

Project

Projected

Total GLA1

Total Estimated

Cost (000s)

Anchor Tenants

Tarpon Springs Plaza

276,350

$28,000

Target (non-owned), Staples,

Cost Plus, AC Moore

Estero Town
Commons 2

206,600

$20,000

Lowe's Home Center

Bayport Commons 2

281,100

$25,000

Target (non-owned), Michael’s,
PetSmart

Beacon Hill 2

162,700

$17,000

Strack & VanTil's (non-owned),
Walgreens (non-owned)

Bridgewater
Marketplace I

50,820

$11,000

Walgreens (non-owned)

54th & College

21,000

$2,500

Fresh Market

Naperville
Marketplace

169,600

$16,500

Caputo's Fresh Market (non-
owned), TJ Maxx

Cornelius Gateway 2

35,800

$5,400

Walgreens (non-owned)

Sandifur Plaza 2

27,400

$6,400

Walgreens

Gateway Shopping
Center 2

285,200

$24,300

Ross, PetSmart, Kohl’s (non-
owned), Winco (non-owned)

Total

1,673,466

$201,100

(1)   Includes owned GLA, plus square footage attributable to non-owned outlot structures and non-owned outlot anchor space.

(2)   Held in a joint venture entity.

VISIBLE SHADOW PIPELINE

Information as of March 31, 2007

TBD

$25,600

345,000

TBD

Raleigh, NC

100%

Peakway at 55

$269,600

$36,000

$90,000

$118,000

Est. Total

Cost 1

(000s)

100%

50%

40%

KRG %

Owned

Maple Valley

Delray

Marketplace 3

Parkside Town

Commons 2

Project

TBD

750,000

TBD

Raleigh, NC

Grocery, Theater

Jr. Boxes, Shops,

Restaurants

318,000

TBD

Delray Beach,
FL

1,569,000

Grocery, Hardware Store,

Shops, Restaurants

156,000

TBD

Seattle, WA

Potential Tenancy

Est. Total

GLA 1

Estimated

Start Date

MSA

(1)   Total Estimated Cost and Estimated Total GLA based on preliminary siteplans.

(2)   Acquired in a joint venture with Prudential Real Estate Investors. KRG’s ownership interest will change to
20% upon commencement of construction.

(3)   Held in a joint venture entity.

KITE REALTY GROUP

KRG NYSE

2007 NAREIT Investor Forum June 5-7, 2007

MIXED-USE DEMAND

Land use planners are driven by “Smart Growth” and “New Urbanism”
approaches to development

Requires developers to create plans for combined uses – retail, hotel, residential, and office

Internal experience across products types is a strong advantage

Kite Realty Group Mixed-Used Projects

Parkside Town Commons – Cary, North Carolina

Peakway at 55 – Apex, North Carolina

Delray Marketplace – Delray Beach, Florida

Eddy Street Commons – South Bend, Indiana (Notre Dame)

KITE REALTY GROUP

SONY ERICSSON
BIOGEN IDEC
SYNTHON
CREDIT SUISSE
CISCO SYSTEMS
NETAPP
Fidelity Investments
540
Parkside Town Commons
55
O'KELLY CHAPEL RD

KRG NYSE

2007 NAREIT Investor Forum June 5-7, 2007

MIXED-USE DEMAND

Parkside Town Commons - Cary, NC

100 acres adjacent to the
Research Triangle Park

First project in Prudential JV

750,000 SF of Estimated Total
GLA1

(1)

   Total Estimated Cost and Estimated Total GLA based on
preliminary site plans.

KITE REALTY GROUP

PIZZERIA
JAVA
GAMES

CAFE
CAFE

- 
- 
-

KRG NYSE

2007 NAREIT Investor Forum June 5-7, 2007

MIXED-USE DEMAND

Continuation of North Carolina growth
strategy

105 acres acquired 1st Quarter 2007

345,000 SF of Estimated Total GLA1

Peakway at 55 - Apex, NC

(1)

  Estimated Total GLA based on preliminary site plans.

KITE REALTY GROUP

•

•

•

KRG NYSE

2007 NAREIT Investor Forum June 5-7, 2007

Potential retail tenants include grocery,
theater, jr. boxes, restaurants, and shops

318,000 SF of Estimated Total GLA1

$90,000,000 Total Estimated Cost1

Delray Marketplace – Delray Beach, FL

(1)

   Total
Estimated Cost
and Estimated
Total GLA based
on preliminary
site plans.

MIXED-USE DEMAND

KITE REALTY GROUP

KRG NYSE

2007 NAREIT Investor Forum June 5-7, 2007

MIXED-USE DEMAND

Eddy Street Commons – South Bend, IN (Notre Dame)

PRUDENTIAL JOINT VENTURE

Efficient Capitalization – PREI’s balance sheet is expected to allow the joint venture to achieve 100 percent financing on land acquisition and construction costs

Development Accretion – KRG’s capital outflows are expected to be aligned with FFO inflows

Risk Management – Encompasses developments and acquisitions with projected costs in excess of $50 million

Flexibility – At KRG’s discretion, projects with estimated costs less than $50 million can be eligible for the joint venture

Scalability – Combined equity commitments of $500 million are expected to be leveraged to approximately $1.25 billion of project costs

Enhanced Returns – KRG’s 20 percent share of the joint venture equity commitment will be enhanced through leasing, construction, development and management fees

Promote Upside – KRG’s share of joint venture increases as return hurdles are met

KRG
NYSE
2007 NAREIT Investor Forum June 5-7, 2007

BALANCE SHEET

Information as of March 31, 2007

Fixed charge coverage – 2.8x

Debt coverage ratio – 2.5x

Debt to total market capitalization – 46%

Approximately 126 acres of land held for future development in excess of current and visible shadow pipelines

New $200 million unsecured line of credit with pricing ranging from LIBOR plus 115 to 135 basis points

KITE
REALTY GROUP

KRG
NYSE

2007 NAREIT Investor Forum June 5-7, 2007

OPERATING METRICS

For the Three Months Ended March 31, 2007

3.2x

2.8x

Fixed Charge Coverage 2

7.3%

6.3%

G&A / Revenue from Rental
Properties

94.7%

94.9%

Portfolio % Leased

64%

67%

FFO Payout %

71.3%

72.6%

NOI / Revenue

Selected

Peer Group

Average 1

KRG

(1)

   Peer Group consists of KIM, DDR, AKR, REG and RPT.

(2)

   Defined as EBITDA divided by Interest Expense.

CORPORATE PROFILE

     Kite Realty Group Trust is a full-service, vertically integrated real estate investment trust engaged primarily in the ownership, operation, management, leasing, acquisition, construction, expansion, and development of high quality neighborhood and community shopping centers in selected growth markets in the United States. The Company owns interests in a portfolio of operating retail properties, retail properties under development, operating commercial properties, a related parking garage, commercial property under development and parcels of land that may be used for future development of retail or commercial properties.

       Our strategy is to maximize the cash flow of its operating properties, successfully complete the construction and lease-up of the development portfolio and identify additional growth opportunities in the form of new developments and acquisitions. A significant volume of growth opportunity is sourced through the extensive network of tenant, corporate and institutional relationships that have been established over the last four decades. Current investments are focused in the development and acquisition of high quality, well located shopping centers.